SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report: October 9, 2001
               (Date of earliest event reported: October 8, 2001)




                            BURLINGTON RESOURCES INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                      1-9971          91-1413284
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(State or other Jurisdiction        (Commission       (I.R.S. Employer
     of incorporation)              File Number)      Identification No.)



5051 Westheimer, Houston, Texas                                  77056-2124
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: 713-624-9500


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Item 5. Other Events

     On October 9, 2001, Burlington Resources Inc. ("Burlington") and Canadian Hunter Exploration Ltd. ("Hunter") announced an agreement for Burlington to acquire Hunter for CDN $53 per share, representing an aggregate value of approximately U.S. $2.1 billion in cash (CDN $3.3 billion).

     A copy of the press release issued by Burlington and Hunter announcing the transaction is attached hereto as Exhibit 99.1 and a copy of the Pre-Acquisition Agreement between Burlington and Hunter is attached hereto as Exhibit 99.2 and each is incorporated herein by reference.

Item 7. Financial Statements and Exhibits



        Exhibit No.           Description

            99.1              Press Release dated October 9, 2001

            99.2 Pre-Acquisition Agreement between Burlington Resources Inc. and Canadian Hunter Exploration Ltd. dated as of October 8, 2001

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BURLINGTON RESOURCES INC.



Date:  October 9, 2001              By:  /s/    Frederick J. Plaeger, II
                                         ---------------------------------------
                                         Name:  Frederick J. Plaeger, II
                                         Title: Vice President, General Counsel
                                                and Assistant Secretary

                                  EXHIBIT INDEX

        Exhibit No.           Description

            99.1              Press Release dated October 9, 2001

            99.2 Pre-Acquisition Agreement between Burlington Resources Inc. and Canadian Hunter Exploration Ltd. dated as of October 8, 2001